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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 9, 2002

                          COMMISSION FILE NO.: 0-26823

                        ALLIANCE RESOURCE PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE
  (STATE OR OTHER JURISDICTION                           73-1564280
OF INCORPORATION OR ORGANIZATION)              (IRS EMPLOYER IDENTIFICATION NO.)


           1717 SOUTH BOULDER AVENUE, SUITE 600, TULSA, OKLAHOMA 74119
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (918) 295-7600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Alliance Resource Partners, L.P. under the Securities Act of 1933.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS


                  99.1 Certification of Joseph W. Craft III, President and Chief Executive Officer of Alliance Resource Management GP, LLC, the managing general partner of Alliance Resource Partners, L.P., dated August 9, 2002, pursuant to 18 U.S.C. Section 1350.

                  99.2 Certification of Dale G. Wilkerson, Vice President and Controller (Principal Accounting Officer) of Alliance Resource Management GP, LLC, the managing general partner of Alliance Resource Partners, L.P., dated August 9, 2002, pursuant to 18 U.S.C. Section 1350.


ITEM 9.  REGULATION FD DISCLSOURE

         On August 9, 2002, Joseph W. Craft III, President and Chief Executive Officer of Alliance Resource Management GP, LLC (the "Company") and Dale G. Wilkerson, Vice President and Controller (Principal Accounting Officer) of the Company, the managing general partner of Alliance Resource Partners, L.P., each furnished to the Securities and Exchange Commission personal certifications pursuant to 18 U.S.C. Section 1350. Copies of the certifications are included in this Form 8-K as Exhibits 99.1 and 99.2. The chief financial officer certification is provided by Mr. Dale G. Wilkerson, Vice President and Controller (Principal Accounting Officer) because the chief financial officer position is currently open.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



         ALLIANCE RESOURCE PARTNERS, L.P.


By:      Alliance Resource Management GP, LLC,
         its managing general partner


 By:     /s/ Joseph W. Craft III
         -------------------------------------
         Joseph W. Craft III
         President and Chief Executive Officer




Date: August 9, 2002





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                                  EXHIBIT INDEX

      *99.1 Certification of Joseph W. Craft III, President and Chief Executive Officer of Alliance Resource Management GP, LLC, the managing general partner of Alliance Resource Partners, L.P., dated August 9, 2002, pursuant to 18 U.S.C. Section 1350.

      *99.2 Certification of Dale G. Wilkerson, Vice President and Controller (Principal Accounting Officer) of Alliance Resource Management GP, LLC, the managing general partner of Alliance Resource Partners, L.P., dated August 9, 2002, pursuant to 18 U.S.C. Section 1350.

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*  Filed herewith.